EXHIBIT 23

                     CONSENT OF BEARD MILLER COMPANY L.L.P.
                              INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statements (on Form S-3 and Form S-8) of Juniata Valley Financial Corp. of our report dated January 19, 2001, with respect to the consolidated financial statements of Juniata Valley Financial Corp. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                     BEARD MILLER COMPANY L.L.P.


Harrisburg, Pennsylvania
March 13, 2001